Exhibit 10.26

MIROMATRIX MEDICAL INC.

2010 STOCK INCENTIVE PLAN

1.            Purpose. The purpose of the 2010 Stock Incentive Plan (the “Plan”) of Miromatrix Medical Inc., a Delaware corporation (the “Company”), is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (the “Incentives”) designed to attract, retain and motivate employees, directors, officers and consultants. Incentives may consist of opportunities to purchase or receive shares of the Company’s Common Stock, $0.00001 par value, or other equity securities of the Company (collectively referred to herein as the “Company Stock”), monetary payments, or other incentive awards, on terms determined under this Plan.

2.            Administration.

2.1            The Plan shall be administered by a committee of the Company’s Board of Directors (the “Board”) or by the Board itself. The Board shall have complete authority to determine all provisions of all Incentives awarded under the Plan (as consistent with the terms of the Plan), to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Board’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. No member of the Board will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan. The Board will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect. No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan.

2.2            In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of stock, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in organizational structure; (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive, the Board (or, if the Company is not the surviving entity in any such transaction, the board of directors or similar governing body of the surviving entity) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding Incentive that is based in whole or in part on the financial performance of the Company (or any subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Board or the board of directors or other governing body of the surviving entity) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

3.            Eligible Participants. Employees of the Company or its subsidiaries (including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (including stockholders of the Company) shall be eligible to receive Incentives under the Plan when designated by the Board. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Board deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Board. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated to Company officers.

4.            Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options; (b) stock-appreciation rights (“Appreciation Rights”); (c) stock awards; (d) restricted stock; and (e) performance shares.

5.            Shares Subject to the Plan.

5.1.           Number of Shares. Subject to adjustment as provided in Section 11.6, the aggregate number of shares of Company Stock, of any class, which may be issued under the Plan shall not exceed Three Hundred Seventy-Five Thousand (375,000). Shares of Company Stock that are issued under the Plan or that are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Company Stock remaining available for issuance under the Plan.

5.2.           Cancellation. To the extent that cash in lieu of shares of Company Stock is delivered upon the exercise of an Appreciation Right pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares of Company Stock, to have issued the greater of the number of shares of Company Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that an option or Appreciation Right granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Company Stock, such shares of Company Stock may again be issuable under the Plan. In the event that shares of Company Stock are issued as restricted shares or pursuant to an award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares of Company Stock may again be issued under the Plan. The Board may also determine to cancel, and agree to the cancellation of, Incentives in order to make a participant eligible for the grant of an incentive at a lower price than the Incentive to be canceled; provided, however, that the substituted Incentive must satisfy or be exempt from the requirements of Code Section 409A of the Internal Revenue Code of 1986, as amended, including the rules and regulations thereunder (together, “Code Section 409A”).

5.3            Type of Company Stock. Company Stock issued under the Plan in connection with Incentives may be authorized and unissued shares or treasury stock, as designated by the Board.

6.            Options. An option is a right to purchase shares of Company Stock from the Company. Each option granted under this Plan shall be subject to the following terms and conditions:

6.1.           Price. The option price per share shall be determined by the Board, subject to adjustment under Section 11.6. Notwithstanding the foregoing sentence, except as permitted under Section 11.16, the option price per share shall not be less than the Fair Market Value (as defined in Section 11.2) of the Company Stock on the grant date, unless the stock option satisfies the provisions of Code Section 409A

6.2.           Number. The number of shares of Company Stock subject to the option shall be determined by the Board, subject to adjustment as provided in Section 11.6. The number of shares of Company Stock issuable upon exercise of an option shall be reduced in the same proportion that the holder thereof exercises an Appreciation Right if any Appreciation Right is granted in conjunction with or related to the option.

6.3.           Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each option shall be determined by the Board. Each option shall become exercisable at such time or times during its term as shall be determined by the Board at the time of grant. The Board may accelerate the exercisability of any option. Subject to the foregoing and with the approval of the Board, all or any part of the shares of Company Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

6.4.           Manner of Exercise. Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, an option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Company Stock to be purchased and accompanied by the full purchase price for such shares. The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Board, by delivery of shares of Company Stock that are already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Board, by instructing the Company to withhold, from the shares of Company Stock issuable upon exercise of the option, shares in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Board. The shares of Company Stock delivered by the participant pursuant to Section 6.4 must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Board. Prior to the issuance of shares of Company Stock upon the exercise of an option, a participant shall have no rights as a stockholder of the Company. Except as otherwise provided in the Plan, no adjustment will be made for distributions with respect to such options as to which there is a record date preceding the date the participant becomes the holder of record of such shares of Company Stock, except as the Board may determine in its discretion.

6.5            Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)):

(a)            The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Board, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b)           Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Board shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)            All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders.

(d)           Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the grant date.

(e)            The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Company Stock subject to the option on the grant date.

(f)            If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Company Stock subject to the option on the grant date and (ii) such Incentive Stock Options shall expire no later than five years after the grant date.

7.            Stock-Appreciation Rights. An Appreciation Right is a right to receive, without payment to the Company, a number of shares of Company Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An Appreciation Right may be granted (a) with respect to any option granted under this Plan, either concurrently with the grant of such option or at such later time as determined by the Board (as to all or any portion of the shares of Company Stock issuable upon exercise of the option), or (b) alone, without reference to any related option. Each Appreciation Right granted by the Board under this Plan shall be subject to the following terms and conditions:

7.1.           Number; Exercise Price. Each Appreciation Right granted to any participant shall relate to such number of shares of Company Stock as shall be determined by the Board, subject to adjustment as provided in Section 11.6. In the case of an Appreciation Right granted with respect to an option, the number of shares of Company Stock to which the Appreciation Right pertains shall be reduced in the same proportion that the holder of the option exercises the related option. The exercise price of an Appreciation Right will be determined by the Board, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Company Stock on the date of grant unless the Appreciation Right satisfies the provisions of Code Section 409A.

7.2.           Duration. Subject to earlier termination as provided in Section 11.4, the term of each Appreciation Right shall be determined by the Board. Unless otherwise provided by the Board, each Appreciation Right shall become exercisable at such time or times, to such extent and upon such conditions as the option, if any, to which it relates is exercisable. The Board may in its discretion accelerate the exercisability of any Appreciation Right. Subject to the first sentence of this paragraph, the Board may extend the term of any Appreciation Right to the extent provided in Section 11.4.

7.3.           Exercise. An Appreciation Right may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of Appreciation Rights which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Company Stock, or cash, or both, as determined by the Board, to which the holder is entitled pursuant to Section 7.4.

7.4.           Payment. Subject to the right of the Board to deliver cash in lieu of shares of Company Stock, the number of shares of Company Stock which shall be issuable upon the exercise of an Appreciation Right shall be determined by dividing:

(a)            the number of shares of Company Stock as to which the Appreciation Right is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Company Stock subject to the Appreciation Right on the exercise date exceeds (i) in the case of an Appreciation Right related to an option, the exercise price of the shares of Company Stock under the option or (ii) in the case of an Appreciation Right granted alone, without reference to a related option, an amount which shall be determined by the Board at the time of grant, subject to adjustment under Section 11.6); by

(b)            the Fair Market Value of a share of Company Stock (of the applicable class or series) on the exercise date.

In lieu of issuing shares of Company Stock upon the exercise of an Appreciation Right, the Board may elect to pay the holder of the Appreciation Right cash equal to the Fair Market Value on the exercise date of any or all of the shares of Company Stock which would otherwise be issuable. No fractional shares of Company Stock shall be issued upon the exercise of an Appreciation Right; instead, the holder of the Appreciation Right shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Company Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.            Stock Awards and Restricted Stock. A stock award consists of the Company’s issuance/transfer of shares of Company Stock to a participant, without other payment therefor, as additional compensation for services rendered to the Company. A share of restricted stock consists of a share of Company Stock which is sold or transferred by the Company to a participant at a price determined by the Board and subject to restrictions on resale or other transfer by the participant, which contractual restrictions and conditions may be determined by the Board as long as such restrictions and conditions are not inconsistent with the terms of the Plan. The transfer of shares of Company Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1.           Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Board.

8.2.           Sale Price. The Board shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Company Stock at the date of sale.

8.3.           Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Board may determine, including without limitation any or all of the following:

(a)            a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Board shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)           a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

(c)           such other conditions or restrictions as the Board may deem advisable.

8.4.           Escrow. In order to enforce the restrictions imposed by the Board pursuant to Section 8.3, the participant receiving shares of restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with an assignment separate from certificate endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

THE TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING CONDITIONS OF FORFEITURE) CONTAINED IN THE 2010 STOCK INCENTIVE PLAN OF MIROMATRIX MEDICAL INC. (THE “COMPANY”), AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND THE COMPANY. A COPY OF THE 2010 STOCK INCENTIVE PLAN AND THE AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY.

8.5.           End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6.           Rights as Holders of Restricted Stock. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of restricted stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation the right to vote such shares. Dividends paid in cash or property (other than dividends payable in stock, in the nature of a stock dividend or split) with respect to restricted stock shall be paid to the participant currently, unless the Board determines otherwise in its sole discretion. Unless the Board specifically determines otherwise in its sole discretion, any dividends (including regular quarterly cash dividends) paid with respect to restricted stock will be subject to the same restrictions as the shares of restricted stock to which such dividends relate. In the event the Board determines not to pay dividends currently, the Board will determine in its sole discretion whether any interest will be paid on such dividends. In addition, the Board in its sole discretion may require such dividends to be reinvested (and in such case the participant consents to such reinvestment) in shares of restricted stock that will be subject to the same restrictions as the shares to which such dividends relate.

9.            Performance Shares. A performance share consists of an award which shall be paid in shares of Company Stock, as described below. The grant of a performance share shall be subject to such terms and conditions as the Board deems appropriate, including the following:

9.1.           Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating divisions to be achieved by the participant before the end of a specified period. The number of performance shares granted shall be determined by the Board and may be subject to such terms and conditions as the Board shall determine. If the performance objectives are achieved, each participant will be paid in shares of Company Stock, or cash, or both, as determined by the Board. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulae established in the award.

9.2.           Not a Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Company Stock with respect to an award.

9.3.           No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of shares of Company Stock prior to the end of any period for which performance objectives were established.

9.4.           Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights with respect to the performance shares shall expire and terminate unless otherwise determined by the Board. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, then the Board, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10.           Change of Control.

10.1          Change in Control. For purposes of this Section 10, a “Change in Control” of the Company will mean the following:

(a)            the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b)           the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c)            any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding equity securities ordinarily having the right to vote in matters submitted to a vote of the Company’s stockholders, unless the transaction resulting in such ownership has been approved in advance by the Continuing Directors (as defined below), or (ii) 50% or more of the combined voting power of the Company’s outstanding equity securities ordinarily having the right to vote in matters submitted to a vote of the Company’s stockholders (regardless of any approval by the Continuing Directors); or

(d)           a merger or consolidation to which the Company is a party if the Company’s stockholders immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving entity representing (i) 50% or more, but less than 80%, of the combined voting power of the surviving entity’s then-outstanding securities ordinarily having the right to vote in matters submitted to a vote of the owners of such entity, unless such merger or consolidation has been approved in advance by the Continuing Directors, or (ii) less than 50% of the combined voting power of the surviving entity’s then-outstanding securities ordinarily having the right to vote in matters submitted to a vote of the owners of such entity (regardless of any approval by the Continuing Directors).

(e)            notwithstanding the foregoing, any transaction that is fundamentally a financing transaction, as determined in good faith by the Board, shall not be deemed a change of control for the purposes of the Plan.

10.2          Continuing Directors. For purposes of this Section 10, “Continuing Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose (i) election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Continuing Directors, or (ii) appointment is permitted under the Company’s Certificate of Incorporation and Bylaws.

10.3          Acceleration of Incentives. Without limiting the authority of the Board under the Plan, if a Change in Control of the Company occurs whereby the acquiring entity or successor to the Company does not assume the Incentives or replace them with substantially equivalent incentive awards; then, unless otherwise determined by the Board in its reasonable discretion or provided by the Board in its sole discretion in the agreement evidencing an Incentive at the time of grant, as of the date of the Change of Control: (a) all outstanding options and Appreciation Rights will vest and will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or Appreciation Rights have been granted remains in the employ or service of the Company or any subsidiary of the Company or any acquiring entity or successor to the Company; (b) the restrictions on all shares of restricted stock under the Plan shall lapse immediately; and (c) all performance objectives relating to performance shares shall be deemed to be met and payment made immediately.

10.4          Cash Payment for Options. If a Change in Control of the Company occurs, then the Board, if approved by the Board in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any participant affected thereby, may determine that:

(a)            some or all participants holding outstanding options will receive, with respect to some or all of the shares of Company Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and

(b)           any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Company Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control.

If the Board makes a determination as set forth in subparagraph (a) of this Section 10.4, then as of the effective date of any such Change in Control of the Company such options will terminate as to such shares of Company Stock and the participants formerly holding such options will only have the right to receive such cash payment(s). If the Board makes a determination as set forth in subparagraph (b) of this Section 10.4, then as of the effective date of any such Change in Control of the Company such options will terminate, become void and expire as to all unexercised shares of Company Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

11.          General Provisions.

11.1.         Effective Date. The Plan will become effective upon approval by the Company’s Board.

11.2.         Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Company Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Company Stock in connection with their issuance under the Plan have lapsed.

11.3.         Non-transferability of Incentives. Except in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, no option, Appreciation Right, share of restricted stock or performance share may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, and the Company shall not be required to recognize any attempted assignment of such rights by any participant, unless the Board determines otherwise. During a participant’s lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

11.4.         Effect of Termination or Death. In the event that a participant ceases to be an employee, director, officer of or consultant to the Company (or a subsidiary of the Company), or the participant’s other service with the Company is terminated for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Board in its sole discretion in the agreement evidencing an Incentive. Notwithstanding the other provisions of this Section 11.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries, the Board may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and Appreciation Rights (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and awards of restricted stock, performance shares and stock awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no Incentive may remain exercisable or continue to vest beyond its expiration date, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A.

11.5.         Additional Conditions. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Company Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Company Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Company Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Company Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Company Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Company Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Company Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Company Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933 (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Board, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on any certificates representing shares, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

11.6.         Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other entity, there shall be substituted for each of the shares of Company Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance objectives, the number and kind of other securities to which the holders of the shares will be entitled pursuant to the transaction. In the event of any recapitalization, reclassification, stock split, combination of stock or other similar change in the organizational or capital structure of the Company, the exercise price of an outstanding Incentive and the number of shares of Company Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares in order to prevent dilution or enlargement of the rights of the participants. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Board, to provide participants with the same relative rights before and after such adjustment.

11.7.         Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Board. The Board may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, and for any other purpose not manifestly inconsistent with the intent of the Plan.

11.8.         Withholding.

(a)            The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages or guaranteed payments of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Company Stock, with respect to an Incentive. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of shares or upon exercise of an option or Appreciation Right, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Company Stock having a value up to the amount required to be withheld. The value of the shares of Company Stock to be withheld shall be based on the Fair Market Value of the shares on the date that the amount of tax to be withheld shall be determined (the “Tax Date”).

(b)            Each Election must be made prior to the Tax Date. The Board may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

11.9.         No Continued Employment, Engagement or Right to Company Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, a director, an officer, or any such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

11.10.       Deferral Permitted. Payment of cash or distribution of any shares of Company Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive. Except as permitted under Section 11.16, payments and distributions may not be deferred under any incentive unless the deferral complies with the requirements of Code Section 409A.

11.11.       Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time. The Board may restrict the rights of participants or the applicability of this Section 11.11 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.12.       Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of an applicable share of Company Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Board determines in good faith in the exercise of its reasonable discretion to be 100% of the fair market value of such share as of the date in question.

11.13        Breach of Non-Disclosure, Confidential Information, Non-Competition, Non-Solicitation or Invention Assignment Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any non-disclosure, confidential information, non-competition, non-solicitation or invention assignment covenant or agreement entered into with the Company or any subsidiary of the Company (regardless of how such covenant or agreement is styled or titled), whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Board in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

11.14        Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflict-of-laws principles of any jurisdictions.

11.15        Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

11.16        Compliance with Code Section 409A. This Agreement will be interpreted and administered in a manner intended to comply with Code Section 409A.

Date of Adoption: February 26, 2010